UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2013 tw telecom inc.
(Exact name of Registrant as Specified in Charter)

Delaware	1-34243	84-1500624
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10475 Park Meadows Drive Littleton, Colorado 80124
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (303) 566-1000
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On November 6, 2013, tw telecom inc. issued a press release setting forth its results of operations for the third quarter of 2013 and its financial condition as at September 30, 2013. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure
On November 6, 2013, tw telecom inc. issued a press release announcing a multi-market expansion. The press release is furnished herewith as Exhibit 99.2 to this current report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit 99.1	Press release issued November 6, 2013, by tw telecom inc. announcing third quarter results
Exhibit 99.2	Press release issued November 6, 2013, by tw telecom inc. announcing market expansion

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

tw telecom inc.

By:	/s/ Tina Davis
Name:	Tina Davis
Title:	Senior Vice President and General Counsel
Dated: November 6, 2013

EXHIBIT INDEX

Exhibit No.	Description of the Exhibit

99.1	Press release issued November 6, 2013, by tw telecom inc. announcing third quarter results
99.2	Press release issued November 6, 2013, by tw telecom inc. announcing market expansion